CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2002

AMERICAN WATER STAR, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-22785	87-0636498
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4560 S. Decatur, Suite 204
Las Vegas, NV 89103
(Address of principal executive offices)

  Registrant's telephone number, including area code:  (702) 740-7036

(Former Name or Former Address, if changed Since Las Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of American Distribution & Packaging, Inc.

On December 23, 2002, American Water Star, Inc. ("AMWS" or the "Company") completed the acquisition of American Distribution & Packaging, Inc., a privately-held Nevada corporation ("AD&P"), pursuant to an Acquisition Agreement dated December 23, 2002. Pursuant to the Agreement, AD&P exchanged 100% of its outstanding common stock for 5,200,000 newly issued shares of AMWS common stock. Accordingly, each outstanding share of common stock of AD&P was surrendered in exchange of approximately 5.2 shares of AMWS common stock.

Acquisition of All-Star Beverages, Inc.

On December 24, 2002, AMWS completed the acquisition of All-Star, a privately-held Nevada corporation, pursuant to an Acquisition Agreement dated as of September 6, 2002. Pursuant to the Agreement, All-Star exchanged 100% of its outstanding common stock for 12,645,824 newly issued shares of AMWS common stock. Accordingly, each outstanding share of common stock of All-Star was surrendered in exchange of approximately 12.6 shares of AMWS common stock.

This Current Report on Form 8-K/A of American Water Star, Inc. amends the Company's Current Report on Form 8 K filed with the Commission on January 7, 2003 to include (i) as required by Item 7(a) Financial Statements of Business Acquired, audited balance sheet of American Distribution & Packaging, Inc as of December 31, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the period from August 20, 2002 (Inception) to December 31, 2002, and (ii) audited balance sheet of All-Star Beverages, Inc as of December 31, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the period from August 20, 2002 (Inception) to December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of business acquired.

I. American Distribution & Packaging, Inc. audited financial statements as of December 31, 2002, appearing at the end of this report.

II. All-Star Beverage, Inc. audited financial statements as of December 31, 2002 appearing at the end of this report.

(b) Pro forma financial information.

The unaudited pro forma information for the acquisition of both companies as required by Item 7(b) Pro Forma Financial Information, is satisfied by the incorporation by reference to American Water Star's audited consolidated financial statements filed with its Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Commission on April 16, 2003.

(c) Exhibits

The following is an index and description of the exhibits to this Report.

Number	Description
2.5*	Acquisition Agreement between American Water Star, Inc. and American Distribution & Packaging, Inc.

2.6*	Acquisition Agreement between American Water Star, Inc. and All-Star Beverages, Inc. (formerly Star Beverage, Inc.)

3.6*	Articles of Exchange relating to the acquisition of American Distribution & Packaging, Inc.

3.7*	Articles of Exchange relating to the acquisition of All-Star Beverages, Inc.

10.4*	Sublicense Agreement between Geyser Products, LLC, a Delaware limited liability company, and All-Star Beverages, Inc., a Nevada corporation (formerly Star Beverage, Inc.).

10.5*	Amendment No. 1 to Sublicense Agreement between Geyser Products, LLC and All-Star Beverages, Inc.

10.6*	Amendment No. 2 to Sublicense Agreement between Geyser Products, LLC and All-Star Beverages, Inc.

10.7*	Exclusive License Agreement between Cool Luc, L.L.C. and All-Star Beverages, Inc.

* Previously filed with this original report on Form 8-K as filed with the Commission on January 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2003

By:	/s/Roger Mohlman
President and Chief Executive Officer

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF
AMERICAN WATER STAR, INC.)
FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)

CONTENTS

PAGE	1	INDEPENDENT AUDITORS' REPORT

PAGE	2	BALANCE SHEET AS OF DECEMBER 31, 2002

PAGE	3	STATEMENT OF OPERATIONS FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION) TO DECEMBER 31, 2002

PAGE	4	STATEMENT OF STOCKHOLDER'S EQUITY FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION) TO DECEMBER 31, 2002

PAGE	5	STATEMENT OF CASH FLOWS FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION) TO DECEMBER 31, 2002

PAGES	6 - 9	NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2002

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of:
American Distribution & Packaging, Inc.
(A Development Stage Company)
(A Wholly Owned Subsidiary of American Water Star, Inc.)

We have audited the accompanying balance sheet of American Distribution & Packaging, Inc., (a development stage company) (a wholly owned subsidiary of American Water Star, Inc.) as of December 31, 2002 and the related statements of operations, changes in stockholder's equity and cash flows for the period from August 20, 2002 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of American Distribution & Packaging, Inc., (a development stage company) (a wholly owned subsidiary of American Water Star, Inc.) as of December 31, 2002, and the results of its operations and its cash flows for the period from August 20, 2002 (inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has a net loss of $111,859 and a negative cash flow from operations of $15,259 for the period from August 20, 2002 (inception) to December 31, 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEINBERG & COMPANY, P.A.

Los Angeles, California
April 4, 2003

1

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
BALANCE SHEET
DECEMBER 31, 2002

ASSETS

Current assets
Cash	$1,551
Other receivables - related party	6,000

Total Current Assets	7,551

PLANT MACHINERY AND EQUIPMENT	2,600,135

TOTAL ASSETS	$2,607,686

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Note payable to related party	$1,810

Total Current Liabilities	1,810

LONG-TERM LIABILITIES
Note payable to related party	15,000

TOTAL LIABILITIES	16,810

STOCKHOLDER'S EQUITY
Preferred stock, $.0001 par value, 5,000,000 shares authorized, none issued and outstanding	-
Common stock, $.0001 par value, 50,000,000 shares authorized, 1,000,000 shares issued and outstanding	100
Additional paid in capital	2,702,635
Accumulated deficit during development stage	(111,859)

Total Stockholder's Equity	2,590,876

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$2,607,686

See accompanying notes to financial statements

2

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION)
TO DECEMBER 31, 2002

OPERATING EXPENSES
General and administrative	$111,859

Total Operating Expenses
111,859

NET LOSS	$(111,859)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED	$(0.11)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	1,000,000

See accompanying notes to financial statements

3

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION)
TO DECEMBER 31, 2002

	Per Share Amount	Preferred Stock		Common Stock		Additional Paid-In	Accumulated Deficit During Development
		Stock	Amount	Stock	Amount	Capital	Stage	Total

Balance, December 31, 2001	$-	-	$-	-	$-	$-	$-	$-

Stock issued for equipment	2.70	-	-	962,000	96	2,600,039	-	2,600,135

Stock issued for services	2.70	-	-	38,000	4	102,596	-	102,600

Net loss	-	-	-	-	-	-	(111,859)	(111,859)

BALANCE, DECEMBER 31, 2002		-	$-	1,000,000	$100	$2,702,635	$(111,859)	$2,590,876

See accompanying notes to financial statements

4

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION)
TO DECEMBER 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(111,859)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock issued for services rendered	102,600
Changes in operating assets and liabilities:
(Increase) in other receivables - related parties	(6,000)

Net Cash Used In Operating Activities	(15,259)

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES
Due to related party	16,810

Net Cash Provided By Financing Activities	16,810

NET INCREASE IN CASH	1,551

CASH - BEGINNING OF PERIOD	-

CASH - END OF PERIOD	$1,551

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

The Company issued 968,000 shares of common stock to an officer of the Company for bottling equipment with a cost of $2,600,135.

See accompanying notes to financial statements

5

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Description of Business

American Distribution & Packaging, Inc. (the "Company") was incorporated in the State of Nevada on August 20, 2002. The Company specializes in packaging and distribution of products in warehousing, storage and specialized processing of non-bottling products such as beverages sold in mini-sip pouches. As of December 31, 2002, the Company did not commence any formal business operations. Therefore, all the Company's activities to date have been limited to its organization.

On December 23, 2002, American Water Star, Inc. ("Parent") acquired 100% of the issued and outstanding shares of the Company.

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Cash

Cash includes deposits held at financial institutions.

(D) Plant Machinery and Equipment

Plant machinery and equipment are recorded at cost. Owned machinery and equipment will be depreciated on a straight-line basis over the estimated useful lives of the assets: 3-10 years for warehouse and bottling equipment. Long-lived assets used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

(E) Income Taxes

Income taxes are accounted for under the asset and liability method of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). Under Statement No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

6

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

The Company and its parent file separate U.S. Federal and State tax returns. At December 31, 2002, the Company had a net operating loss carryforward of approximately $111,000 for U.S. Federal Income tax purposes available to offset future taxable income expiring beginning 2022. The deferred tax asset of $37,700 arising from the net operating loss carryforward has been fully offset by a valuation allowance at December 31, 2002.

(F) Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Accounts payable and amounts due from and to related parties and stockholder are reflected in the financial statements at fair value because of the short-term maturity of the instruments.

(G) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(H) Per Share Data

Net loss per share for the period ended December 31, 2002 is computed based on the weighted average common stock and dilutive common stock equivalents outstanding during the year. The Company did not have any common stock equivalents outstanding at December 31, 2002.

(I) Recent Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards.

In April 2002, the FASB issued SFAS 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. SFAS 145 rescinds the provisions of SFAS No. 4 that requires companies to classify certain gains and losses from debt extinguishments as extraordinary items, eliminates the provisions of SFAS No. 44 regarding transition to the Motor Carrier Act of 1980 and amends the provisions of SFAS No. 13 to require that certain lease modifications be treated as sale leaseback transactions. The provisions of SFAS 145 related to classification of debt extinguishments are effective for fiscal years beginning after May 15, 2002. Earlier application is encouraged.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Restructuring Costs." SFAS 146 applies to costs associated with an exit activity (including restructuring) or with a disposal of long-lived assets. Those activities can include eliminating or reducing product lines, terminating employees and contracts and relocating plant facilities or personnel. Under SFAS 146, the Company will record a liability for a cost associated with an exit or disposal activity when that liability is incurred and can be measured at fair value. SFAS 146 will require the Company to disclose information about its exit and disposal activities, the related costs, and changes in those costs in the notes to the interim and annual financial statements that include the period in which an exit activity is initiated and in any subsequent period until the activity is completed. SFAS 146 is effective prospectively for exit or disposal activities initiated after December 31, 2002, with earlier adoption encouraged.

7

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

In December 2002, the Financial Accounting Standards Board issued Statement No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure - an amendment of FASB Statement No. 123," ("SFAS 148"). SFAS 148 amends FASB Statement No. 123, "Accounting for Stock Based Compensation" ("SFAS 123") and provides alternative methods for accounting for a change by registrants to the fair value method of accounting for stock-based compensation. Additionally, SFAS 148 amends the disclosure requirements of SFAS 123 to require disclosure in the significant accounting policy footnote of both annual and interim financial statements of the method of accounting for stock based-compensation and the related pro forma disclosures when the intrinsic value method continues to be used. The statement is effective for fiscal years beginning after December 15, 2002, and disclosures are effective for the first fiscal quarter beginning after December 15, 2002.

The adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

NOTE 2 PLANT MACHINERY AND EQUIPMENT

As of December 31, 2002, plant machinery and equipment consist of:

Plant machinery and equipment	$2,536,700
Office furniture and equipment	63,435
Less: accumulated depreciation	-

$2,600,135

The Company has not placed the plant machinery and equipment into operations therefore, no depreciation expense has been recorded as of December 31, 2002.

8

AMERICAN DISTRIBUTION & PACKAGING, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

NOTE 3 NOTES PAYABLE - RELATED PARTY

The Company borrowed an aggregate of $16,810 from two related parties in exchange for two notes bearing interest at 7% per annum. The first note, in the amount of $1,810, is due on demand and the second note, in the amount of $15,000, matures on December 31, 2004 (See Note 4).

NOTE 4 RELATED PARTY TRANSACTIONS

During 2002, the Company received notes payable from two related parties of $16,810 (See Note 3).

During 2002, the Company advanced a stockholder $5,000.

During 2002, the Company advanced funds to a related subsidiary of the Parent Company of $1,000.

NOTE 5 STOCKHOLDERS' EQUITY

(A) Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock at $.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of December 31, 2002, the Company had not issued any preferred stock.

(B) Common Stock

The Company is authorized to issue 50,000,000 shares of common stock at $.0001 par value. During December 2002, the Company issued 962,000 shares of its common stock to its President, in consideration for assigning any and all rights and title to plant machinery and equipment. The shares were valued at $2.70 per share based on the cost basis of the contributed fixed assets.

In addition, the Company issued 38,000 shares of common stock to another officer, in lieu of compensation for services performed in 2002. These shares were also valued at $2.70 per share, or an aggregate of $102,600, on the date of grant.

NOTE 6 GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a net loss of $111,859 and a negative cash flow from operations of $15,259 for the period from August 20,2002 (inception) to December 31, 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company anticipates additional funding from the parent as a result of it raising additional capital through the issuance of debt and/or equity securities. Additionally, management anticipates that operations which will commence during calendar year ending December 31, 2003 will generate profits to absorb overhead expenses.

9

ALL STAR BEVERAGE, INC.
(A WHOLLY OWNED SUBSIDIARY
OF AMERICAN WATER STAR, INC.)
FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

ALL STAR BEVERAGE, INC.
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)

CONTENTS

PAGE	1	INDEPENDENT AUDITORS' REPORT

PAGE	2	BALANCE SHEET AS OF DECEMBER 31, 2002

PAGE	3	STATEMENT OF OPERATIONS FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION) TO DECEMBER 31, 2002

PAGE	4	STATEMENT OF STOCKHOLDER'S EQUITY FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION) TO DECEMBER 31, 2002

PAGE	5	STATEMENT OF CASH FLOWS FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION) TO DECEMBER 31, 2002

PAGES	6 - 11	NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2002

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of:
All Star Beverage, Inc.
(A Wholly Owned Subsidiary of American Water Star, Inc.)

We have audited the accompanying balance sheet of All Star Beverage, Inc., (a wholly owned subsidiary of American Water Star, Inc.) as of December 31, 2002 and the related statements of operations, changes in stockholder's equity and cash flows for the period from August 20, 2002 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of All Star Beverage, Inc., (a wholly owned subsidiary of American Water Star, Inc.) as of December 31, 2002, and the results of its operations and its cash flows for the period from August 20, 2002 (inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has a net loss of $322,298 and a negative cash flow from operations of $208,996 for the period from August 20,2002 (inception) to December 31, 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regards to these matters is also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEINBERG & COMPANY, P.A.

Los Angeles, California
April 4, 2003

ALL STAR BEVERAGE, INC.
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
BALANCE SHEET
DECEMBER 31, 2002

ASSETS

CURRENT ASSETS
Cash	$59,059
Accounts receivable	88,671
Inventory	1,214,215

Total Current Assets
1,361,945

PLANT MACHINERY AND EQUIPMENT, NET	2,575,382

OTHER ASSETS
Note receivable	55,000

TOTAL ASSETS	$3,992,327

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable and other accrued expenses	$53,725
Due to stockholder	43,538
Due to parent	656,235

Total Current Liabilities
753,498

STOCKHOLDER'S EQUITY
Preferred stock, $.0001 par value, 5,000,000 shares authorized, none issued and outstanding	-
Common stock, $.0001 par value, 50,000,000 shares authorized, 1,000,000 shares issued and outstanding	100
Additional paid in capital	3,561,027
Accumulated deficit	(322,298)

Total Stockholder's Equity
3,238,829

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$3,992,327

See accompanying notes to financial statements

ALL STAR BEVERAGE, INC.
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION)
TO DECEMBER 31, 2002

NET SALES	$458,152

COST OF SALES	245,636

GROSS PROFIT	212,516

OPERATING EXPENSES
Stock issued for services	434,320
General and administrative	78,898
Depreciation and amortization	21,596

Total Operating Expenses	534,814

NET LOSS	$(322,298)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED	$(0.32)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	1,000,000

See accompanying notes to financial statements

ALL STAR BEVERAGE, INC.
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION) TO DECEMBER 31, 2002

	Preferred Stock		Common Stock		Additional Paid-In	Accumulated
	Stock	Amount	Stock	Amount	Capital	Deficit	Total

Stock issued for equipment and inventory	-	$-	878,000	$88	$3,126,719	$-	$3,126,807

Stock issued for services	-	-	122,000	12	434,308	-	434,320

Net loss	-	-	-	-	-	(322,298)	(322,298)

BALANCE, DECEMBER 31, 2002	-	$-	1,000,000	$100	$3,561,027	$(322,298)	$(3,238,829)

See accompanying notes to financial statements

ALL STAR BEVERAGE, INC.
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM AUGUST 20, 2002 (INCEPTION)
TO DECEMBER 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(322,298)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	21,596
Stock issued for services rendered	434,320
Changes in operating assets and liabilities:
(Increase) in:
Accounts receivable	(88,671)
Inventories	(307,668)
Increase in:
Accounts payable and accrued expenses	53,725

Net Cash Used In Operating Activities
(208,996)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of plant machinery and equipment	(376,718)
Payments for note receivable	(55,000)

Net Cash Used In Investing Activities
(431,718)

CASH FLOWS FROM FINANCING ACTIVITIES
Due to parent	656,235
Due to stockholder	43,538

Net Cash Provided By Financing Activities
699,773

NET INCREASE IN CASH	59,059

CASH - BEGINNING OF PERIOD	-

CASH - END OF PERIOD	$59,059

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

The Company issued 878,000 shares of common stock to an officer of the Company for plant machinery and equipment with a cost of $2,260,260 and inventory of $906,547.

See accompanying notes to financial statements

ALL STAR BEVERAGE, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Description of Business

All Star Beverage, Inc. was incorporated in the State of Nevada on August 20, 2002. The Company sells various bottled beverage products to distributors and retailers.

On December 24, 2002, American Water Star, Inc. ("Parent") acquired 100% of the issued and outstanding shares of the Company.

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Cash

Cash includes deposits held at financial institutions.

(D) Inventory

Inventories are started at the lower of cost or market. Cost is determined using the first-in, first-out method. At December 31, 2002 inventory consisted of the following:

Raw materials	$975,408
Finished goods	238,807

Total inventory
$1,214,215

(E) Plant Machinery and Equipment

Plant machinery and equipment are recorded at cost. Owned plant machinery and equipment will be depreciated on a straight-line basis over the estimated useful lives of the assets: 3-10 years. Long-lived assets used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

ALL STAR BEVERAGE, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

(F) Income Taxes

Income taxes are accounted for under the asset and liability method of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). Under Statement No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company and its Parent file separate U.S. Federal and State tax returns. At December 31, 2002, the Company had a net operating loss carryforward of approximately $307,000 for U.S. Federal Income tax purposes available to offset future taxable income expiring beginning 2022. The deferred tax asset of approximately $104,000 arising from the net operating loss has been fully offset by a valuation allowance.

(G) Advertising Costs

Advertising and sales promotion costs are expensed as incurred. Advertising and sales promotion expense totaled approximately $8,160 for December 31, 2002.

(H) Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Accounts receivable, accounts payable, accrued liabilities, amounts due to related parties and stockholder are reflected in the financial statements at fair value because of the short-term maturity of the instruments.

(I) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(J) Per Share Data

Net loss per share for the period ended December 31, 2002 is computed based on the weighted average common stock and dilutive common stock equivalents outstanding during the year. The Company did not have any common stock equivalents outstanding at December 31, 2002.

ALL STAR BEVERAGE, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

(K) Recent Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Restructuring Costs." SFAS 146 applies to costs associated with an exit activity (including restructuring) or with a disposal of long-lived assets. Those activities can include eliminating or reducing product lines, terminating employees and contracts and relocating plant facilities or personnel. Under SFAS 146, the Company will record a liability for a cost associated with an exit or disposal activity when that liability is incurred and can be measured at fair value. SFAS 146 will require the Company to disclose information about its exit and disposal activities, the related costs, and changes in those costs in the notes to the interim and annual financial statements that include the period in which an exit activity is initiated and in any subsequent period until the activity is completed. SFAS 146 is effective prospectively for exit or disposal activities initiated after December 31, 2002, with earlier adoption encouraged. Under SFAS 146, a company cannot restate its previously issued financial statements and the new statement grandfathers the accounting for liabilities that a company had previously recorded under Emerging Issues Task Force Issue 94-3.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Restructuring Costs." SFAS 146 applies to costs associated with an exit activity (including restructuring) or with a disposal of long-lived assets. Those activities can include eliminating or reducing product lines, terminating employees and contracts and relocating plant facilities or personnel. Under SFAS 146, the Company will record a liability for a cost associated with an exit or disposal activity when that liability is incurred and can be measured at fair value. SFAS 146 will require the Company to disclose information about its exit and disposal activities, the related costs, and changes in those costs in the notes to the interim and annual financial statements that include the period in which an exit activity is initiated and in any subsequent period until the activity is completed. SFAS 146 is effective prospectively for exit or disposal activities initiated after December 31, 2002, with earlier adoption encouraged. Under SFAS 146, a company cannot restate its previously issued financial statements and the new statement grandfathers the accounting for liabilities that a company had previously recorded under Emerging Issues Task Force Issue 94-3.

ALL STAR BEVERAGE, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

In December 2002, the Financial Accounting Standards Board issued Statement No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure - an amendment of FASB Statement No. 123," ("SFAS 148"). SFAS 148 amends FASB Statement No. 123, "Accounting for Stock Based Compensation" ("SFAS 123") and provides alternative methods for accounting for a change by registrants to the fair value method of accounting for stock-based compensation. Additionally, SFAS 148 amends the disclosure requirements of SFAS 123 to require disclosure in the significant accounting policy footnote of both annual and interim financial statements of the method of accounting for stock based-compensation and the related pro forma disclosures when the intrinsic value method continues to be used. The statement is effective for fiscal years beginning after December 15, 2002, and disclosures are effective for the first fiscal quarter beginning after December 15, 2002.

The adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

NOTE 2 ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2002 consisted of the following:

Accounts receivable	$88,671
Less allowance for doubtful accounts	-

$88,671

For the period ended December 31, 2002, the Company recorded a provision for doubtful accounts of $0 in its statement of operations.

NOTE 3 FIXED ASSETS

Fixed assets at December 31, 2002 consisted of the following:

Bottling equipment	$2,220,260
Office furniture and equipment	205,744
Website	170,974

2,596,978
Less accumulated depreciation	21,596

$2,575,382

Depreciation expense for the period ended December 31, 2002 was $21,596.

ALL STAR BEVERAGE, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

NOTE 4 NOTE RECEIVABLE

The Company converted prepaid sales commissions paid to a consultant to a 7% note receivable of $55,000 due December 2004.

NOTE 5 DUE TO STOCKHOLDER

The amount due to the stockholder is non-interest bearing, due on demand and unsecured. At December 31, 2002, the balance was $43,538.

NOTE 6 STOCKHOLDERS' EQUITY

(A) Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock at $.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of December 31, 2002, the Company had not issued any preferred stock.

(B) Common Stock

The Company is authorized to issue 50,000,000 shares of common stock at $.0001 par value. During 2002, the Company issued 878,000 shares of its common stock to its President, in consideration for assigning any and all rights and title to plant machinery and equipment and inventory. The shares were valued at $3.56 per share based on the cost basis of the contributed fixed assets.

In addition, the Company issued 122,000 shares of common stock to an officer, in lieu of compensation for services performed in 2002. These shares were also valued at $3.56 per share, or an aggregate of $434,320, on the date of grant.

NOTE 7 CONCENTRATIONS

(A) Credit Risk

During 2002, the Company relied on three customers for approximately 61% of sales. At December 31, 2002, accounts receivable from those customers totaled approximately $13,820.

ALL STAR BEVERAGE, INC.
(A DEVELOPMENT STAGE COMPANY)
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN WATER STAR, INC.)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002

(B) Significant Suppliers

The Companies are dependent on third-party water bottling companies and bottle makers. In 2002, products purchased from the Company's largest supplier accounted for approximately 77% of product purchases. The Company is dependent on the ability of their supplier to provide products on a timely basis and on favorable pricing terms. The loss of certain principal suppliers or a significant reduction in product availability from principal suppliers could have a material reverse effect on the Company. The Company believes that its relationship with the supplier is satisfactory.

NOTE 8 GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a net loss of $322,298 and a negative cash flow from operations of $208,996 for the period from August 20,2002 (inception) to December 31, 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company anticipates additional funding from the parent as a result of it raising additional capital through the issuance of debt and/or equity securities. Additionally, management anticipates that operations during the calendar year ending December 31, 2003 will generate profits to absorb overhead expenses.